SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-BETZDEARBORN INC

          MJG ASSOCIATES, INC.

                                10/15/98            1,500-           72.0000
          GABELLI FOUNDATION
                                10/15/98            8,000-           72.0000
          GABELLI SECURITIES,INC.
                                10/15/98           15,000-           72.0000
                                10/09/98            6,000            70.9065
          THE GABELLI PERFORMANCE PARTNERSHIP
                                10/15/98           15,000-           72.0000
          GABELLI MULTIMEDIA PARTNERS,L.P.
                                10/15/98            6,000-           72.0000
                                10/09/98            1,000            71.0000
                                10/09/98            3,000            70.6250
          GIL II, LTD.
                                10/15/98            4,000-           72.0000
                                10/09/98            2,000            71.0000
          GABELLI INTERNATIONAL LTD
                                10/15/98           10,000-           72.0000
          GABELLI FUNDS, INC.
               GABELLI FUNDS INC.-PRINCIPAL A/C
                                10/15/98           15,000-           72.0000
                                10/09/98            6,000            70.9065
               THE GABELLI VALUE FUND,INC.
                                10/15/98          125,000-           72.0000
                                10/02/98            3,200            69.0500
               THE GABELLI TELECOMMUNICATION FUND
                                10/15/98           10,000-           72.0000
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                10/15/98           20,000-           72.0000
               THE GABELLI EQUITY TRUST,INC.
                                10/15/98          350,000-           72.0000
                                10/13/98           50,000            71.5500
               THE GABELLI EQUITY INCOME FUND
                                10/15/98           15,000-           72.0000
                                10/02/98            2,500            69.0500
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                10/15/98           86,000-           72.0000
                                10/14/98            3,900            71.6125
               THE GABELLI ASSET FUND
                                10/15/98          165,000-           72.0000
               THE GABELLI CAPITAL ASSET FUND
                                10/15/98           33,000-           72.0000
               THE GABELLI ABC FUND
                                10/15/98           50,000-           72.0000





                                             SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-BETZDEARBORN INC

               THE GABELLI ABC FUND
          THE GABELLI ABC FUND
                                10/15/98              750-           72.0000
          THE GABELLI ABC FUND
                                10/15/98            6,000-           72.0000
          GAMCO INVESTORS, INC.
                                10/15/98            3,000-           72.0000
                                10/15/98            2,000-           72.0000
                                10/15/98          863,900-           72.0000
                                10/08/98            2,000            69.7500
                                10/08/98              500            70.6875
                                10/07/98            5,500            70.4034
                                10/02/98            2,000            69.0000
                                10/02/98            2,000            68.9375
          GABELLI ASSOCIATES LTD
                                10/15/98           47,000-           72.0000
                                10/15/98              600-           72.0000
          GABELLI ASSOCIATES FUND
                                10/15/98          145,400-           72.0000
          GABELLI & COMPANY, INC.
                                10/15/98            9,000-           72.0000
                                10/07/98            6,500            70.1875
          GABELLI PROFIT SHARING PLAN
                                10/15/98           10,000-           72.0000
                                10/09/98            2,500            70.9065
          ALCE PARTNERS LP
                                10/15/98           10,000-           72.0000
                                10/09/98            3,000            71.0000

















          (1) THE TRANSACTIONS ON 10/15/98 WERE IN CONNECTION WITH THE
              MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.